Robert H. Baldwin
   President

                             BELLAGIO



September 1, 1998

Mr. Stephen A. Wynn
Chairman of the Board, President
  and Chief Executive Officer
Mirage Resorts, Incorporated
3400 Las Vegas Boulevard South
Las Vegas, Nevada  89109

     Re:  Lease No. 5

Dear Steve:

This confirms the agreement this date between Bellagio and you with respect to the works of fine art entitled "Seated Woman" by Pablo Picasso (1949, oil on canvas, 51 x 38-1/4 inches), "Magritte II" by Escobar Marisol (1998, wood, oil paint, plaster, charcoal, cloth, 58 x 30 x 14 inches), and "Untitled XXXII" by Willem de Kooning (1977, oil on canvas, 54 x 60 inches) (collectively, the "Works"), which you purchased from independent parties on July 8, 1998, July 10, 1998 and August 18, 1998, respectively, at a purchase price of $2,750,000, $55,420 and $825,000, respectively.

     1. The January 14, 1998 letter agreement between Bellagio and you, as amended by letter agreements dated March 12, 1998, April 21, 1998 and July 31, 1998 (as so amended, the "Original Agreement"), is hereby amended to provide that, effective the date hereof, the Exhibit `B' Art referenced therein which you are renting to Bellagio shall include the Works.

     2. The terms of the rental of the Works shall be the same as those set forth in the Original Agreement with respect to the Exhibit `B' Art, except that the annual rental for the Works shall be $33,000, $665 and $9,900, respectively, which shall be payable in equal monthly installments in advance.

         P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                         EXHIBIT 10.3

Mr. Stephen A. Wynn
Mirage Resorts, Incorporated
September 1, 1998
Page Two



     3. The Works shall be maintained on public display and shall be available for educational purposes in any hotel-casino operated by any wholly owned subsidiary of Mirage Resorts, Incorporated in conformity with the requirements of NRS 361.068(k) and NRS 374 and any regulations promulgated thereunder.

Please sign below to confirm your  agreement to the foregoing.
My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO


By:  ROBERT H. BALDWIN
     ___________________________
     ROBERT H. BALDWIN
     President and Chief
     Executive Officer

I hereby agree to the foregoing.

     STEPHEN A. WYNN
     ___________________________
     STEPHEN A. WYNN


cc:    Bruce A. Levin
       Peter C. Walsh
       James E. Pettis


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